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Exhibit 4.6

Keki Dadiseth Esq
Global Division Director
Unilever PLC
Unilever House
Blackfriars
London
EC4P 4BQ

24 January 2005

Dear Keki

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 The Board of Prudential plc (the "Company") has appointed you as non-executive Director with effect from 1 April 2005. I am now writing to set out the terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment is subject to election by shareholders at the AGM in 2005. Continuation of your appointment will be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. The Board also conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule 6 Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. You should discuss any additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company with me prior to accepting.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the Company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

  •
  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

  •
  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

  •
  Risk.    Non-executive Directors should satisfy themselves of the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

  •
  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. I will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

The net proceeds after tax and National Insurance deductions (if any) of £25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to my office for approval.

Shareholding and dealing

 I draw your attention to Article 112 onwards of the enclosed Articles of Association of the Company which deal with a number of matters relating to Directors. Article 121 requires you to be a beneficial owner of 2,500 Prudential shares and to retain them during the tenure of your office. The Articles require that these shares be acquired within two months of your appointment if you do not already have an interest in the required number of shares.

Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

Further information relating Directors' interests in the Group's securities are contained in the supplemental letter, which deals with some of the practical aspects of your appointment. During your term in office you will be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to me and the Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from me.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Induction

 Following your appointment, the Company will provide a formal and tailored induction programme, details of which are enclosed. This will include meetings with senior management and the Company's auditors.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

Professional development

 As a Director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which Directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent professional advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ K B Dadiseth

Strictly Private & Confidential—Addressee Only

Keki Dadiseth, Esq.
Unilever PLC
Unilever House
Blackfriars
London
EC4P 4BQ

11 March 2005

Dear Keki

Letter of Appointment

 This letter sets out the agreed amendments to your letter of appointment dated 24 January 2005 to take account of your requirement that until 31 May your director's fees should be paid to Unilever in cash.

The agreed amendments are:

  •
  All director's fees for the period 1 April 2005–31 May 2005 will be paid to Unilever PLC in cash. Unilever PLC will invoice Prudential plc for the amount of director's fees due for the period 1 April 2005–31 May 2005. Unilever PLC will be responsible for the payment of VAT and any other taxes due on such amount; and

  •
  With effect from 1 June 2005 director's fees will be paid to you as set out in your letter of appointment dated 24 January.

All other terms and conditions of your original letter of appointment remain the same.

Please would you countersign the enclosed copy of this letter by way of agreement to its terms.

Kind regards

/s/ D Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this side letter constitutes a variation to my letter of appointment.

2.
I irrevocably instruct Prudential plc to pay all fees due to me as a non-executive director for the months of April and May 2005 to Unilever PLC subject to the payment of taxes as set out above.

3.
I confirm that Unilever PLC will invoice for the period set out above.

Signed:	/s/ K B Dadiseth

Michael Garrett, Esq.
Executive Vice President;
Asia; Oceania; Africa & Middle East
Nestle SA
CH-1800
Vevey
Switzerland

9 July 2004

Dear Michael

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 The Board of Prudential plc (the "Company") has appointed you as non-executive Director with effect from 1 September 2004. I am now writing to set out the terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment is subject to election by shareholders at the AGM in 2005. Continuation of your appointment will be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. The Board also conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule 6 Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. You should discuss any additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company with me prior to accepting.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

  •
  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

  •
  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

  •
  Risk.    Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

  •
  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. I will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to my office for approval.

Shareholding and dealing

 I draw your attention to Article 112 onwards of the enclosed Articles of Association of the Company which deal with a number of matters relating to Directors. Article 121 requires you to be a beneficial owner of 2,500 Prudential shares and to retain them during the tenure of your office. The Articles require that these shares be acquired within two months of your appointment if you do not already have an interest in the required number of shares.

Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

Further information relating Directors' interests in the Group's securities are contained in the supplemental letter, which deals with some of the practical aspects of your appointment. During your term in office you will be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to me and the Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from me.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from me or the Company Secretary.

Induction

 Following your appointment, the Company will provide a formal and tailored induction programme, details of which are enclosed. This will include meetings with senior management and the Company's auditors.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with me as soon as is appropriate.

Professional development

 As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. In addition, the Company will provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

The Board has also resolved to have a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I am able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ M O Garrett

Ms Bridget Macaskill
160 East 81st Street
New York
NY 10028

10 June 2004

Dear Bridget

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 This letter supersedes your previous letter of appointment dated 8 December 2003. The Board of Prudential plc (the "Company") appointed you as non-executive Director with effect from 1 September 2003. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment was subject to election by shareholders at the AGM in 2004. Continuation of your appointment has been and will continue to be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would continue to anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. In addition, the Board conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule six Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

  •
  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

  •
  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

  •
  Risk.    Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

  •
  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. The Chairman will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will continue to take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to the Chairman's office for approval.

Shareholding and dealing

 The 2,500 qualification shares you purchased prior to or on appointment in accordance with Article 121 of Prudential's Articles of Association must be held during the tenure of your office. Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Professional development

 As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. The Company will also provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

In addition, the Board has resolved to have a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ B A Macaskill

Mr Roberto Mendoza
115 East 67th Street
Apartment 7D
New York
NY 10021

10 June 2004

Dear Roberto

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 This letter supersedes your previous letter of appointment dated 8 December 2003. The Board of Prudential plc (the "Company") appointed you as non-executive Director with effect from 25 May 2000. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment was subject to election by shareholders at the AGM in 2001. Continuation of your appointment has been and will continue to be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would continue to anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. In addition, the Board conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule six Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

  •
  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

  •
  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

  •
  Risk.    Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

  •
  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. The Chairman will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will continue to take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to the Chairman's office for approval.

Shareholding and dealing

 The 2,500 qualification shares you purchased prior to or on appointment in accordance with Article 121 of Prudential's Articles of Association must be held during the tenure of your office. Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Professional development

 As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. The Company will also provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

In addition, the Board has resolved to have a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ R G Mendoza

Ms Kathleen O'Donovan
3C Cintra Park
Upper Norwood
London
SE19 2LH

10 June 2004

Dear Kathleen

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 This letter supersedes your previous letter of appointment dated 8 December 2003. The Board of Prudential plc (the "Company") appointed you as non-executive Director with effect from 8 May 2003. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment was subject to election by shareholders at the AGM in 2004. Continuation of your appointment has been and will continue to be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would continue to anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. In addition, the Board conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule six Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

  •
  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

  •
  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

  •
  Risk.    Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

  •
  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. The Chairman will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will continue to take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to the Chairman's office for approval.

Shareholding and dealing

 The 2,500 qualification shares you purchased prior to or on appointment in accordance with Article 121 of Prudential's Articles of Association must be held during the tenure of your office. Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Professional development

 As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. The Company will also provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

In addition, the Board has resolved to have a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ K O'Donovan

Mr James Ross
Flat 4
55 Onslow Square
London
SW7 3LR

10 June 2004

Dear James

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 This letter supersedes your previous letter of appointment dated 23 April 2004. The Board of Prudential plc (the "Company") appointed you as non-executive Director with effect from 6 May 2004. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment is subject to election by shareholders at the AGM in 2005. Continuation of your appointment has been and will continue to be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would continue to anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. In addition, the Board conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule six Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

  •
  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

  •
  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

  •
  Risk.    Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

  •
  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. The Chairman will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will continue to take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to the Chairman's office for approval.

Shareholding and dealing

 The 2,500 qualification shares you purchased prior to or on appointment in accordance with Article 121 of Prudential's Articles of Association must be held during the tenure of your office. Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Professional development

 As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. The Company will also provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

In addition, the Board has resolved to have a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ James Ross

Mr Robert Rowley
The Old Receiving Station
Green End, Dane End
Nr Ware
Hertfordshire
SG12 0NU

10 June 2004

Dear Rob

PRUDENTIAL PLC—LETTER OF APPOINTMENT

 This letter supersedes your previous letter of appointment dated 8 December 2003. The Board of Prudential plc (the "Company") appointed you as non-executive Director with effect from 8 July 1999. I am now writing to set out the revised terms of your appointment. It is agreed that this is a contract for services subject to the Company's Articles of Association as amended from time to time and does not constitute a contract of employment.

Appointment

 Your appointment was subject to election by shareholders at the AGM in 2000. Continuation of your appointment has been and will continue to be contingent on satisfactory performance and re-election at forthcoming AGMs. Non-executive Directors are typically expected to serve two three-year terms from the date of election by shareholders, although the Board may invite you to serve for an additional period.

The appointment may be terminated by and at the discretion of either party upon six months' written notice. Upon termination you will not be entitled to any compensation other than accrued pro-rata fees and you shall also cease to be a member of any committee or sub-committee of the Board. All records, documents, accounts, letters and papers of every description (including in particular Board and Committee agendas and minutes) within your possession or control relating to the affairs and business of the Group are and will remain the property of the Company, and shall be returned to the Company.

Time Commitment

 We would continue to anticipate a time commitment as a Board member of approximately 12–14 days per year depending on the amount of time needed for preparation. We currently schedule a total of 9 Board meetings per year one of which is followed by the AGM. In addition, the Board conducts a site visit to one of its businesses each year and in addition meets together on a strategy day. Both events are either preceded by or followed by a scheduled Board meeting. Remuneration Committee meetings are held at least 3 times a year and usually take place on the same day as Board meetings. We currently schedule six Audit Committee meetings a year and it would be reasonable to assume that membership of the Audit Committee requires at least another 6 days, again depending on the amount of time needed for preparation.

Whilst we acknowledge that you have other commitments which may mean you will not be able to attend all meetings of the Board and relevant committees, you have confirmed by accepting this appointment that you believe that you are able to allocate sufficient time to the Company's affairs to meet the demands of the role. The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a non-executive Director of the Company.

Role

 Non-executive Directors have the same general legal responsibilities to the Company as any other Director. The Board as a whole is collectively responsible for the success of the Company. The Board:

  •
  Provides entrepreneurial leadership of the Company within a framework of prudent and effective controls which enable risk to be assessed and managed;

  •
  Sets the Company's strategic aims, ensures that the necessary financial and human resources are in place for the company to meet its objectives, and reviews management performance; and

  •
  Sets the Company's values and standards and ensures that its obligations to its shareholders and others are understood and met.

Directors of any company must take decisions objectively in the interests of that company. A summary of responsibilities of Directors of financial institutions under the Financial Services and Markets Act 2000 is enclosed.

In addition to these general requirements of all Directors, the role of the non-executive Director has the following key elements:

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  Strategy.    Non-executive Directors should constructively challenge and help develop proposals on strategy.

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  Performance.    Non-executive Directors should scrutinise the performance of management in meeting agreed goals and objectives and monitor the reporting of performance. This is achieved both at the Board and on a more individual level through the Remuneration Committee, of which all non-executive Directors are members.

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  Risk.    Non-executive Directors should satisfy themselves on the integrity of financial information and that financial controls and systems of risk management are robust and defensible. This is achieved by escalating key issues to the Board either directly or via the Audit Committee. The Audit Committee itself reviews the activities of the Group Risk Committee and the Disclosure Committee.

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  People.    Non-executive Directors have a prime role in appointing, and where necessary removing, executive Directors and in succession planning. In addition, they are responsible for determining appropriate levels of remuneration for executive Directors. This business is mainly conducted via the Remuneration Committee.

Fees, committee membership and expenses

 Non-executive members of the Board are required to serve on Committees of the Board. The three main Committees are Audit, Remuneration and Nomination. The Chairman will discuss your Committee memberships with you from time to time.

Non-executive Directors' fees are subject to annual review by the Board and are currently £50,000 per annum for Board and Remuneration Committee membership accruing on a daily basis and payable quarterly in arrears. Fees for Audit Committee membership are currently an additional £5,000 per annum. Fees are payable net of tax and National Insurance contributions which Prudential is required to deduct, and are reviewed by the Board from time to time.

£25,000 per annum of your gross fees will be deducted at source, in equal quarterly instalments, and the net amount after tax and National Insurance (if any) applied in the purchase of ordinary shares in Prudential plc on your behalf. This transaction will continue to take place on the last working day each Quarter.

As a non-executive Director you are not entitled to participate in any of the Group's executive remuneration programmes or pension arrangements.

Directors are entitled to claim for all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of the Board or Committees of the Board, general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties. We would normally expect to meet non-executive Directors' expenses for long-distance travel and hotels where an overnight stay is necessary. Expenses incurred should be submitted to the Chairman's office for approval.

Shareholding and dealing

 The 2,500 qualification shares you purchased prior to or on appointment in accordance with Article 121 of Prudential's Articles of Association must be held during the tenure of your office. Similarly, the shares purchased on your behalf each Quarter must also be held whilst you are in office.

You continue to be subject to Prudential's Share Dealing Rules, full particulars of which can be found on our intranet site, Affinity. These are updated as required to reflect changes in legislation and regulations, and will provide you with the necessary guidance on the steps you need to take and other considerations relating to share dealings.

If you have any questions on this please consult with Group Secretarial. The relevant announcement for the acquisition of shares on your behalf at the end of each Quarter will be made automatically. Details of any other dealings need to be notified to Group Secretarial on the day of dealing so that the announcement can be made within the required time limit.

Conflicts of interests and disclosure obligations

 It is accepted and acknowledged that you have business interests other than those of the Company and have declared any conflicts that are apparent at present. In the event that you become aware of any future potential conflicts of interest, these should be disclosed to the Chairman and Company Secretary as soon as apparent, prior to accepting appointments. In particular we would not wish our Directors to serve on the Boards of financial services competitors.

The Company has an obligation to record on its register of directors details of other directorships which are or were held during the past five years by its directors. This information, together with non-statutory offices, is also required to be disclosed to insurance regulators in the US on an annual basis. Any changes in your external appointments, including non-statutory offices, should be notified to the Company Secretary or Deputy Group Secretary on an ongoing basis.

Confidentiality

 All information acquired during your appointment is confidential to the Company and should not be released, either during your appointment or following termination (by whatever means), to third parties without prior clearance from the Chairman.

Your attention is also drawn to the requirements under both legislation and regulation as to the disclosure of price sensitive information. Consequently you should avoid making any statements that might risk a breach of these requirements without prior clearance from the Chairman or Company Secretary.

Board evaluation

 The performance of individual Directors and the whole Board and its Committees is evaluated annually. If, in the interim, there are any matters which cause you concern about your role you should discuss them with the Chairman as soon as is appropriate.

Professional development

 As a director you will be invited to appropriate educational and/or professional development programmes, determined as part of the annual Board evaluation programme or by the Board generally.

Directors and officers protection

 The Company has directors' and officers' liability insurance and it is intended to maintain such cover for the full term of your appointment. A brief summary of the cover can be found in Prudential's Guidance Notes for Directors, which is updated and issued to all Directors on a regular basis.

The Company has also resolved to provide you with indemnity cover for directors' and officers' liability within the limitations imposed by law. The Company will also provide you with a limited indemnity for certain personal liabilities you may suffer in the course of your appointment, subject again to applicable statutory and other limitations, pursuant to the Company's constitutional documents or otherwise.

In addition, the Board has resolved to have a discretionary payments policy (subject to regular review), the existence of which directors (executive and non-executive) and certain employees or members of the Prudential Group may rely on, to protect them from personal liability arising out of the bona fide performance of their duties on behalf of the Group.

Independent Professional Advice

 Occasions may arise when you consider that you need professional advice in the furtherance of your duties as a Director. Circumstances may occur when it will be appropriate for you to seek advice from independent advisors at the Company's expense. This would normally be arranged through the Company Secretary. The Company will reimburse the full cost of expenditure incurred in accordance with the policy. Details of the agreed procedure under which Directors may obtain such independent advice can be found in the Prudential Guidance Notes for Directors.

Yours sincerely

/s/ David Clementi

Sir David Clementi
Chairman
Prudential plc

Acknowledgement:

1.
I acknowledge that this appointment letter does not constitute a contract of employment.

2.
I irrevocably instruct Prudential plc to continue to deduct all relevant amounts from each quarterly fee payment due to me and to apply that amount in the purchase of shares on my behalf as set out above.

3.
I confirm that by having accepted this appointment, I have been and continue to be able to allocate sufficient time to meet the expectations of my role.

Signed:	/s/ R O Rowley

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  Exhibit 4.6